Bank of America

# LOAN MODIFICATION AGREEMENT

This Sixth Loan Modification Agreement ("Sixth Modification") modifies the Loan Agreement dated February 13, 2007, amended by Amendment No. 1 to Loan Agreement dated February 12, 2008, by Amendment No. 2 dated June 24, 2008 (the "Second Amendment"), by the Third Amendment to Loan Documents dated September 5, 2008, by the Fourth Amendment to Loan Documents dated May 27, 2009 (the "Fourth Modification"), and by the Fifth Loan Modification Agreement dated March 25, 2010 (the "Fifth Modification") (as further amended from time to time, the "Agreement"), regarding a revolving line of credit in the current maximum principal amount of $19,500,000.00 (the "Loan"), executed by **RADIANT LOGISTICS, INC.**, a Delaware corporation, **RADIANT LOGISTICS GLOBAL SERVICES, INC.**, a Delaware corporation, **RADIANT LOGISTICS PARTNERS, LLC**, a Delaware limited liability company, **RADIANT GLOBAL LOGISTICS, INC.** (f/k/a Airgroup Corporation), a Washington corporation, and **ADCOM EXPRESS, INC.**, a Minnesota corporation (on a joint and several basis referred to herein as "Borrower"), and **BANK OF AMERICA, N.A.** ("Bank"). Terms used in this Sixth Modification and defined in the Agreement shall have the meaning given to such terms in the Agreement. For mutual consideration, Borrower and Bank agree to amend the Agreement as follows:

1. Addition of New Borrower. DBA Distribution Services, Inc., a New Jersey corporation ("DBA Distribution"), wholly owned by Radiant Logistics, Inc., is hereby added as a "Borrower" to the Agreement. DBA Distribution agrees to the terms of the Agreement, including without limitation, Section 11.7 regarding joint and several liability of Borrowers.

2. Definition of Eligible Receivables. In Section 1.2(k)(ii) of the Agreement (modified in the Fourth Modification), the third full sentence is deleted and replaced with the following, with no changes made to subclauses (x), (y) or (z) of such Section appearing after the proviso:

> *For the avoidance of doubt, any foreign credit insurance policies issued by the insurance companies Euhler Hermes ACI, WCA Family of Logistics Networks, Ltd., and/or Global Logistics Network or other similar insurance program, shall be deemed acceptable to the Bank under Section 1.2(k)(ii)(A) above; provided that . . . .*

3. Definition of Permitted Acquisitions. Section 1.7(f) of the Agreement is deleted and replaced with the following:

> *(f) The number of Permitted Acquisitions consummated and closed by Radiant during each fiscal year, starting with fiscal year 2012, shall not exceed three (3) such Permitted Acquisitions and shall not exceed $10,000,000 aggregate purchase price financed by the incurrence of debt (excluding from such calculation in this clause (f) any stock only, no cash transaction).*

4. Availability Period. In Section 2.2 of the Agreement, the "Facility No. 1 Expiration Date" is extended to March 31, 2013, or such earlier date as the availability may terminate as provided in the Agreement. In Section 2A.1(a) of the Agreement (added in the Second Amendment), the "Facility No. 2 Expiration Date" is extended to March 31, 2013.

5. Definition of EBITDA. In calculating EBITDA, as defined in Section 9.4 of the Agreement, each of the following amounts shall be included as an "Additional Amount": (i) for the rolling four quarter period ended June 30, 2011, the amount of $1,500,000, (ii) for the rolling four quarter period ended September 30, 2011, the amount of $1,125,000, (iii) for the rolling four quarter period ended December 31, 2011, the amount of $750,000, and (iv) for the rolling four quarter period ended March 31, 2012, the amount of $375,000.

6. Amendment to Partners Security Agreement. DBA Distribution is added as party to and a "Pledgor" to that certain Security Agreement (Multiple Use) dated February 6, 2007, as amended in the Fifth Modification (as modified, referred to as the "Partners Security Agreement"). DBA Distribution grants to Bank a first priority security interest in the Collateral described in the Partners Security

Agreement. DBA Distribution authorizes Bank to file any and all Uniform Commercial Code financing statements, amendments and/or continuation statements in the jurisdictions deemed proper by Bank to perfect its security interest in the Collateral granted by DBA Distribution under the Partners Security Agreement. DBA Distribution further authorizes Bank to file Uniform Commercial Code financing statements and/or amendments describing the Collateral as "all personal property assets." The chief executive office of DBA Distribution is 405 - 114th Avenue SE, Suite 300, Bellevue, WA 98004 and its organizational number is set forth below its signature hereto.

7. Representations and Warranties. When Borrower signs this Sixth Modification, Borrower represents and warrants to Bank that: (a) there is no event that is, or with notice or lapse of time or both would be, an event of default under the Agreement except those events, if any, that have been disclosed in writing to Bank or waived in writing by Bank, (b) the representations and warranties in the Agreement are true as of the date of this Sixth Modification as if made on the date of this Sixth Modification, (c) this Sixth Modification does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this Sixth Modification is within Borrower's powers, has been duly authorized, and does not conflict with any of Borrower's organizational papers.

8. Conditions. This Sixth Modification will be effective when Bank receives the following items, in form and content acceptable to Bank:

(a) If required by Bank, evidence that the execution, delivery, and performance by each Borrower of this Sixth Modification and any instrument or agreement required under this Sixth Modification have been duly authorized.

(b) Payment by Borrower of all costs, expenses, and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with this Sixth Modification.

9. Other Terms. Except as specifically amended by this Sixth Modification or any prior amendment, all other terms, conditions, and definitions of the Agreement, and all other documents, instruments, or agreements entered into with regard to the Loan, shall remain in full force and effect.

**10. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.**

**11. WASHINGTON NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

DATED as of April 21, 2011.

**Bank:**

BANK OF AMERICA, N.A.

By Brian J. Conway

Title Vice President

**Borrower:**

RADIANT LOGISTICS, INC.

By Bohn H. Crain

Bohn H. Crain, President

RADIANT LOGISTICS GLOBAL SERVICES, INC.

By______________________________
Bohn H. Crain, President

RADIANT LOGISTICS PARTNERS, LLC

By______________________________
Bohn H. Crain, Manager

RADIANT GLOBAL LOGISTICS, INC. (f/k/a AIRGROUP CORPORATION)

By______________________________
Bohn H. Crain, President

ADCOM EXPRESS, INC.

By______________________________
Bohn H. Crain, President

DBA DISTRIBUTION SERVICES, INC.

By______________________________
Bohn H. Crain, President

Organizational Number issued by the State of New Jersey: 0100270988

***Federal law requires Bank of America, N.A. (the "Bank") to provide the following notice. The notice is not part of the foregoing agreement or instrument and may not be altered. Please read the notice carefully.***

**USA PATRIOT ACT NOTICE**

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or obtains a loan. The Bank will ask for the Borrower's legal name, address, tax ID number or social security number and other identifying information. The Bank may also ask for additional information or documentation or take other actions reasonably necessary to verify the identity of the Borrower, guarantors or other related persons.